                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  JULY 28, 1998

                                  K.SWISS INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                           000-18490                           95-4265988
(State or Other Jurisdiction of          (Commission File Number)        (IRS Employer Identification No.)
 Incorporation)

          20664 Bahama Street
         CHATSWORTH, CALIFORNIA                                91311
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (818) 998-3388

                                      NONE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     This report is qualified in its entirety by reference to the documents described herein and attached as exhibits hereto, which are incorporated herein by this reference.

     On July 28, 1998, K.Swiss Inc., a Delaware corporation, announced the filing of a registration statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission covering a proposed offering of 347,294 shares of Class A Common Stock of K.Swiss Inc., which are to be offered by The Biltrite Corporation. K.Swiss Inc. will not receive any of the proceeds of this offering.

     The Press Release of K.Swiss Inc. dated July 28, 1998 announcing the filing of the Registration Statement is filed herewith as Exhibit 99.1.

ITEM 7.  EXHIBITS.

     The following exhibits are filed with this current report on Form 8-K:


  Exhibit No.                 Description
  -----------                 -----------

     99.1               Press Release of K.Swiss Inc. dated July 28, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         K.SWISS INC.



Date:  July 30, 1998     By:   /s/ George Powlick
                             --------------------
                            George Powlick
                            Vice President-Finance and
                            Chief Financial Officer

                                 EXHIBIT INDEX


 Exhibit No.            Description
 -----------            -----------
     99.1               Press Release of K.Swiss Inc. dated July 28, 1998